Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,853,210)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(16,143,168)
Dividend Income	4,960
ETF Transaction Fees	350
Total Income (Loss)	$(17,991,068)

Expenses
Management Fees	$166,403
Professional Fees	15,334
Brokerage Commissions	14,475
Directors' Fees and insurance	4,198
SEC & FINRA Registration Expense	3,254
Total Expenses	$203,664
Net Income (Loss)	$(18,194,732)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/21	$252,967,052
Additions (50,000 Shares)	2,200,718
Net Income (Loss)	(18,194,732)

Net Asset Value End of Month	$236,973,038
Net Asset Value Per Share (5,850,000 Shares)	$40.51

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$9,181,150
Unrealized Gain (Loss) on Market Value of Commodity Futures	(15,279,562)
Dividend Income	5,547
Interest Income	17
ETF Transaction Fees	2,100
Total Income (Loss)	$(6,090,748)

Expenses
Management Fees	$152,298
Professional Fees	20,425
Brokerage Commissions	13,668
Directors' Fees and insurance	5,010
SEC & FINRA Registration Expense	11,657
Total Expenses	$203,058
Net Income (Loss)	$(6,293,806)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/21	$285,898,489
Additions (200,000 Shares)	5,333,108
Withdrawals (900,000 Shares)	(23,600,659)
Net Income (Loss)	(6,293,806)

Net Asset Value End of Month	$261,337,132
Net Asset Value Per Share (10,000,000 Shares)	$26.13

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,327,940
Unrealized Gain (Loss) on Market Value of Commodity Futures	(31,422,730)
Dividend Income	10,507
Interest Income	17
ETF Transaction Fees	2,450
Total Income (Loss)	$(24,081,816)

Expenses
Management Fees	$318,701
Professional Fees	35,759
Brokerage Commissions	28,143
Directors' Fees and insurance	9,208
SEC & FINRA Registration Expense	14,911
Total Expenses	$406,722
Net Income (Loss)	$(24,488,538)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/21	$538,865,541
Additions (250,000 Shares)	7,533,826
Withdrawals (900,000 Shares)	(23,600,659)
Net Income (Loss)	(24,488,538)

Net Asset Value End of Month	$498,310,170

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596